UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2011
FIRST POTOMAC REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-31824	37-1470730

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 986-9200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
First Potomac Realty Trust (the “Company”) is filing this Current Report on Form 8-K for the purpose of re-issuing in an updated format its historical consolidated financial statements to satisfy the requirements of the Securities and Exchange Commission (the “SEC”) as they relate to discontinued operations and other immaterial adjustments.
As previously disclosed:
•	on June 22, 2011, the Company sold its Aquia Commerce Center I & II property for net proceeds of $11.3 million;

•	on May 27, 2011, the Company sold its Gateway West property for net proceeds of $4.8 million; and

•	on February 18, 2011, the Company sold its Old Courthouse Square property for net proceeds of $10.8 million.
In accordance with accounting requirements, revenue and expenses from the above mentioned properties were reclassified as (loss) income from discontinued operations for each period presented (including the comparable period of the prior year) in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, which was filed with the SEC on August 9, 2011. Pursuant to the rules of the SEC, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years included in our last Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. These reclassifications have no effect on our reported net (loss) income, net (loss) income attributable to common shareholders or funds from operations available to common shareholders and unitholders.
This Current Report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12 only) of our Annual Report on Form 10-K for the year ended December 31, 2010 (the “Annual Report”), filed on March 11, 2011, by reclassifying our previously issued consolidated financial statements to report the above mentioned properties in discontinued operations and other immaterial adjustments. All other items of the Annual Report remain unchanged. We have not made any attempt to update matters in our Annual Report except to the extent expressly provided above. Specifically, investors are advised that the information under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” or MD&A, included in Exhibit 99.2 hereto, updates the MD&A previously presented in the Annual Report solely to account for the reclassification of the disposed properties’ operating results as discontinued operations and does not purport to update the MD&A for any other information, uncertainties, transactions, risks, events or trends occurring, or known to management, except as expressly indicated. The information contained in this Current Report on Form 8-K should be read together with the other information contained in the Annual Report, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011 (filed with the SEC on May 6, 2011 and August 9, 2011, respectively) and other information filed with, or furnished to, the SEC by the Company after March 11, 2011.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.
12	Statement Regarding Computation of Ratios

23	Consent of KPMG LLP

99.1	Form 10-K, Item 6. Selected Financial Data

99.2	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Form 10-K, Item 8. Financial Statements and Supplementary Data

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
September 29, 2011	/s/ Barry H. Bass
Barry H. Bass
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
12	Statement Regarding Computation of Ratios

23	Consent of KPMG LLP

99.1	Form 10-K, Item 6. Selected Financial Data

99.2	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Form 10-K, Item 8. Financial Statements and Supplementary Data